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                                  EXHIBIT 32.2

                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER
                                  AND TREASURER
                       PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Annual Report on Form 10-KSB of HiEnergy Technologies, Inc. (the "Company") for the fiscal year ended April 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Bogdan
C. Maglich, Chief Executive Officer and Treasurer of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


/s/ B. C. Maglich
-----------------------------------
Bogdan C. Maglich
Chief Executive Officer and Treasurer
August 8 2003


This certification accompanies the Report pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not, except to the extent required by the Sarbanes-Oxley Act of 2002, be deemed filed by the Company for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended.


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